SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-50469



                         Date of Report: March 15, 2006





                              VERIDIUM CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                             59-3764931
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(State of other jurisdiction of                                (IRS Employer
incorporation or organization                                Identification No.)


535 West 34th Street, Suite 203, New York, New York                       10001
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(Address of principal executive offices)                              (Zip Code)


                                 (888) 870-9197
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               (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 3.02         Unregistered Sale of Equity Securities

     In February 2006, Veridium issued a total of 75,346,825 shares of common stock to the holders of Veridium's Series B Preferred Stock upon conversion of all outstanding shares of the Series B Preferred Stock, and 627,122 shares of common stock to the holders of Veridium's Series A Preferred Stock upon conversion of all outstanding shares of the Series A Preferred Stock. Further information about the Series A and B Preferred Stock is available in Veridium's Annual Report on Form 10-KSB for the year ended December 31, 2004.

     In a series of transactions taking place between October 1, 2005 and March 14, 2006, Veridium has sold a total of 55,901,085 shares of common stock to the holders of the Convertible Secured Promissory Notes that were issued by Veridium in December 2003. The shares were sold upon conversion of $1,285,000 in principal amount and accrued interest. Further information about the Convertible Secured Notes is available in Veridium's Annual Report on Form 10-KSB for the year ended December 31, 2004.

     At March 15, 2006 there are approximately 225,000,000 shares of Veridium common stock outstanding. In addition, GreenShift Corporation holds preferred stock which it may convert into common stock representing 35% of the outstanding common stock after conversion.



Item 8.01         Other Events

On March 15, 2006 Veridium sent a letter to its shareholders. The letter was republished in a press release issued on March 15, 2006. A copy of the press release is being filed as an exhibit to this Report.



Item 9.01         Financial Statements and Exhibits

Exhibits:

99       Press release dated March 15, 2006 containing letter to shareholders.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



VERIDIUM CORPORATION



                   /S/      KEVIN E. KREISLER
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By:                         KEVIN E. KREISLER
                            Chief Executive Officer
Date:                       March 15, 2006